SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                              TO SECTION 13 OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)             December 18, 2001
                                                           ---------------------


                                  IMATRON INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


         0-12405                                         94-2880078
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  Commission File Number                    (I.R.S. Employer Identification No.)


            389 Oyster Point Boulevard, South San Francisco, CA 94080
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                (Address of Principal Executive Office) Zip Code


                                 (650) 583-9964
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.


     Imatron's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on March 30, 2001, failed to include certain information under Item 10 with respect to its directors. This information was subsequently provided in Imatron's Definitive Proxy Statement for its 2001 Annual Meeting, filed with the Commission on April 16, 2001, and is being included again below. The directors were elected at the 2001 Annual Meeting, and the information with respect to such directors is accurate as of April 16, 2001, the date of the 2001 Definitive Proxy Statement. However, as noted below, Messrs. Chozen and Ross have subsequently resigned from the Board of Directors of Imatron.


 NAME                         AGE      EXECUTIVE POSITION         DIRECTOR SINCE
 ----                         ---      ------------------         --------------

 Douglas P. Boyd, Ph.D        58       Chief Technology Officer,       1983
                                       Chairman of the Board
 Allen M. Chozen              57                                       1999(a)
 John L. Couch                59       Vice President of R&D           1983
 William J. McDaniel, M.D     57                                       1997
 S. Lewis Meyer               55       Chief Executive Officer         1993
 Richard K. Myler, M.D        64                                       1999
 Terry Ross                   52       President                       1987(b)
 Aldo J. Test                 76                                       1983

 -----------

     (a) Mr. Chozen resigned from the Board on June 22, 2001, as reported in Imatron's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on August 14, 2001.

     (b) Mr. Ross resigned from the Board on May 11, 2001, as reported in Imatron's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on August 14, 2001.

     Dr. Boyd has held several positions with the Company since its inception in 1983 including Chief Executive Officer, President, Chief Technical Officer and Director. Dr. Boyd is currently Chairman of the Board and Chief Technology Officer. He has held various academic positions with UCSF for more than the past five years. Dr. Boyd also serves as a director of InVision Technologies, Inc., a company engaged in the design and manufacture of explosives detection scanners for the baggage, parcel, and freight market, and is a member of the Audit
Committee of its board. Additionally, he serves as a director of AccuImage Diagnostics Corp., a medical imaging company based in South San Francisco, and is a member of the Compensation Committee of its board.

     Mr. Chozen has been a director of the Company since September 1999. He has been a partner at Thomas Weisel Partners since March 1999. From January 1998 to December 1998, Mr. Chozen served as a consultant to NationsBanc Montgomery Securities LLC. From July 1995 to December 1997, Mr. Chozen served as a Senior Managing Director and Partner of Montgomery Securities. From 1988 through July 1995, he was a private consultant. Mr. Chozen resigned from the Board on June 22, 2001.

     Dr. Couch has been a director of the Company since its inception in 1983. In May 1987 he became Vice President, Research and Development. He served as Secretary from March 1990 to December 1993.

     Admiral McDaniel, a retired United States Navy Rear Admiral, was elected a director on January 28, 1997. From 1992 to 1995 he was Chief Executive Officer of Naval Medical Center, Portsmouth, Virginia, a 346 bed tertiary training medical center for the Navy. From 1995 to 1997 Admiral McDaniel was the Surgeon General of the U.S. Pacific Command. In such position he was responsible for all U.S. military contingency plans for the Pacific half of the world, including preparing for responses to wartime, natural disasters, and peacetime humanitarian relief efforts. Since 1997, Admiral McDaniel has been a consultant to the Center for Naval Analysis; a consultant to Johns Hopkins Applied Physics Laboratory; on the Board of Advisors of Aliron Inc.; and a member of the U.S. Olympic Committee.

     Mr. Meyer was appointed President and Chief Executive Officer of the Company in June 1993. He served as President through December 1998 and continues to serve as the Chief Executive Officer. From April 1991 until joining the Company he was Vice President, Operations of Otsuka Electronics (U.S.A.), Inc., Fort Collins, Colorado, a manufacturer of clinical MR systems and analytical NMR spectrometers. From August 1990 to April 1991 he was a founding partner of Medical Capital Management, a company engaged in providing consulting services to medical equipment manufacturers, imaging services providers and related medical professionals. Prior thereto he was Founder, President and Chief
Executive Officer of American Health Services Corp., (now Insight Health Services) a developer and operator of diagnostic imaging and treatment centers. Mr. Meyer is a director of Finet.com, Inc. and a member of its Compensation and Audit Committees. Mr. Meyer is Chairman of the Board of Directors of Positron Corporation, Houston, Texas. Until 1998, Mr. Meyer was a member of the Board of Directors of the American Electronics Association (AEA) and until 1999, he was a member of the board of BSD Medical Corporation.

     Dr. Myler has been a director of the Company since September 1999. Since 1982, he has been a clinical professor of medicine at the University of California, San Francisco and the Medical Director of the San Francisco Heart Institute at Seton Medical Center. Since 1994, Dr. Myler has been the Director of Interventional Cardiology at the Heart Institute at Seton Medical Center and the co-director of the Cardiac Catheterization Laboratories at Seton Medical Center. He has been a consulting physician to St. Vincent Hospital.

     Mr. Ross has been a director of the Company since January 1987 and served as its Vice President, Marketing and Sales from October 1985 to December 1987. Mr. Ross served as President of the Company from January 1999 to January 2001. Since January 2001, Mr. Ross has served as a consultant to the Company. From January 1988 through November 24, 1998, Mr. Ross served as President or Chief Executive Officer of CEMAX-ICON, Inc., a privately held company engaged in the manufacture and sale of medical imaging and networking software. Mr. Ross resigned from the Board on May 11, 2001.

     Mr. Test has been a director of the Company since its inception in 1983. He is a senior partner of the San Francisco and Palo Alto law firm of Flehr, Hohbach, Test, Albritton & Herbert where he has practiced intellectual property law for more than the past five years.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO THE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.



                                     IMATRON INC.


Date:  December 18, 2001             By:  /S/  S. Lewis Meyer
                                       -----------------------------------------
                                       S. Lewis Meyer
                                       Chief Executive Officer